                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 or 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


                        DATE OF REPORT: OCTOBER 4, 1996


                              INSILCO CORPORATION
             (Exact Name of Registrant as specified in its charter)
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

          DELAWARE                                 0-22098                                06-0635844

(State or other jurisdiction of              (Commission File No.)              (IRS Employer Identification Number)
incorporation or organization)
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                             425 Metro Place North
                                  Fifth Floor
                               Dublin, Ohio 43017
                                 (614) 792-0468

               (Address, including zip code, and telephone number
                      including area code of Registrant's
                          principal executive offices)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

On October 4, 1996, Insilco Corporation (the "Company") sold the Rolodex electronics product line ("Rolodex Electronics") to Franklin Electronic Publishers, Inc. ("Franklin") for estimated gross proceeds of approximately $15.8 million, less transaction costs and subject to adjustment for certain post closing items. The net proceeds will be utilized to reduce the outstanding principal on the Company's bank term loan.

The aggregate purchase price was arrived at by arm's-length negotiations between the Company and Franklin. There was no material relationship between Franklin and the Company or any of the Company's affiliates, directors or officers, or any associate of any director or officer of the Company.

The Company's press release issued October 4, 1996 regarding this transaction is attached as an exhibit to this report and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

   (a)   Financial Statements of Business Acquired.

         Not applicable.

   (b)   Pro Forma Financial Information.

         The following unaudited pro forma condensed consolidated statement are filed with this report:

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
         Pro Forma Condensed Consolidated Balance Sheet as of June 30, 1996........      Page F-1
         Pro Forma Condensed Consolidated Statements of Operations
                Six Months Ended June 30, 1996.....................................      Page F-2
                Year Ended December 31, 1995.......................................      Page F-3
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         The following pro forma unaudited condensed consolidated balance sheet as of June 30, 1996, presents the estimated impact of the sale of
         Rolodex Electronics as discussed in Item 2 on the Company's consolidated financial position assuming such sale had occurred at June
         30, 1996. The following pro forma unaudited condensed consolidated statements of operations for the six months ended June 30, 1996 and the year ended December 31, 1995 present the estimated impact of the sale of Rolodex Electronics on the Company's historical consolidated statements of operations as if such sale had occurred at the beginning of the applicable period. The nonrecurring transactions related directly to the sale are excluded from the pro forma statements of operations. The significant assumptions utilized for the pro forma financial statements include: (i) the net proceeds will be utilized to reduce the outstanding debt described above; (ii) the interest rates for the outstanding debt are based upon the weighted average rates during the applicable periods; (iii) income tax expense (benefit)
         attributable to the pro forma transactions is provided at the statutory tax rate.

           The unaudited pro forma condensed consolidated financial statements have been prepared by the Company based upon assumptions deemed proper. The unaudited pro forma condensed consolidated financial statements presented herein are shown for illustrative purposes only and are not necessarily indicative of the future financial position or future results of operations of the Company, or of the financial position or results of operations of the Company that would have actually occurred had the transaction been in effect as of the date or for the periods presented. In addition, it should be noted that the Company's financial statements will reflect the disposition only from October 4, 1996, the Closing Date.

           The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the historical financial statements and related notes of the Company.

     (c)   Exhibits.

           Exhibit No.                     Description

              2(j) Asset Purchase Agreement, dated as of October 4, 1996, between the Company and Franklin Electronic Publishers, Inc. and List of Omitted Schedules.

              20         Press release of the Company issued October 4, 1996.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                   INSILCO CORPORATION
                                                ---------------------------
                                                Registrant

Date: October 17, 1996                      By: /s/ JAMES D. MILLER
                                                ---------------------------
                                                James D. Miller
                                                Executive Vice President

                      INSILCO CORPORATION AND SUBSIDIARIES

            Unaudited Pro Forma Condensed Consolidated Balance Sheet
                              As of June 30, 1996
                                 (In thousands)

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

                                                                                        ADJUSTMENT TO
                                                                                       RECORD SALE OF
                                                                                          ROLODEX
                                                                                      ELECTRONICS AND
                                                                                            DEBT
                                                                       HISTORICAL        REDUCTIONS         PRO FORMA
                                                                       ----------        ----------         ---------
                                                                                            (1)
                              ASSETS
                              ------
Current assets:
   Cash and cash equivalents                                              $  10,908                   -            10,908
   Trade receivables, net                                                    86,511             (1,144)            85,367
   Other receivables                                                          6,998                (21)             6,977
   Inventories                                                               77,710             (8,789)            68,921
   Deferred tax asset                                                         8,581                   -             8,581
   Prepaid expenses                                                           8,576               (363)             8,213
                                                                            -------            -------            -------

         Total current assets                                               199,284            (10,317)           188,967

Property, plant and equipment                                                93,516               (838)            92,678
Deferred tax asset                                                           21,140             (1,627)            19,513
Other assets                                                                 31,704                  -             31,704
                                                                            -------            -------            -------

         Total assets                                                     $ 345,644            (12,782)           332,862
                                                                           ========            =======            =======

                    LIABILITIES AND STOCKHOLDERS' EQUITY
                    ------------------------------------
Current liabilities:
   Current portion of long-term debt                                      $  21,656                   -            21,656
   Current portion of other long-term obligations                             7,160                   -             7,160
   Accounts payable                                                          36,495                   -            36,495
   Accrued expenses and other                                                62,817               (114)            62,703
                                                                            -------            -------            -------

         Total current liabilities                                          128,128               (114)           128,014

Long-term debt                                                              171,725            (15,267)           156,458
Other long-term obligations                                                  43,500                   -            43,500
Stockholders' equity                                                          2,291               2,599             4,890
                                                                            -------             -------           -------

         Total liabilities and stockholders' equity                       $ 345,644            (12,782)           332,862
                                                                           ========            =======            =======
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                                      F-1

                      INSILCO CORPORATION AND SUBSIDIARIES

       Unaudited Pro Forma Condensed Consolidated Statement of Operations
                         Six Months Ended June 30, 1996
                       (In thousands, except share data)

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
                                                                    PRO FORMA ADJUSTMENTS TO
                                                                         RECORD SALE OF
                                                                       ROLODEX ELECTRONICS
                                                                       -------------------

                                                     HISTORICAL           OPERATIONS           INTEREST            PRO FORMA
                                                     ----------           ----------           --------            ---------
                                                                              (2)                (3)
Sales                                                $  300,497             (7,422)                 -               293,075
Cost of products sold                                   202,752             (6,248)                 -               196,504
Depreciation                                              8,058               (217)                 -                 7,841
Selling, general and administrative expenses             56,773             (2,919)                 -                53,854
Amortization of intangibles                                  29                  -                  -                    29
                                                      ---------             ------               ----             ---------
          Operating income                               32,885              1,962                  -                34,847
                                                      ---------             ------               ----             ---------
Other income (expense):
  Interest expense                                       (9,400)                 -                527                (8,873)
  Interest income                                           460                  -                  -                   460
  Other income, net                                       3,104                  -                  -                 3,104
                                                      ---------             ------               ----             ---------
                                                         (5,836)                 -                527               (5,309)
                                                      ---------             ------               ----             --------
   Income before income taxes                            27,049              1,962                527                29,538

Income tax expense                                       (9,098)              (755)              (203)              (10,056)
                                                      --------              ------               ----             ---------
          Net income                                 $   17,951              1,207                324                19,482
                                                      =========             ======               ====             =========
Net income per common share and common
  share equivalents                                  $     1.81                                                        1.97
                                                      =========                                                   =========
Weighted average number of common shares
  outstanding and common share equivalents            9,908,973                                                   9,908,973
                                                      =========                                                   =========
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                                      F-2

                      INSILCO CORPORATION AND SUBSIDIARIES

       Unaudited Pro Forma Condensed Consolidated Statement of Operations
                          Year Ended December 31, 1995
                       (In thousands, except share data)

                                                                         PRO FORMA ADJUSTMENTS TO
                                                                              RECORD SALE OF
                                                                            ROLODEX ELECTRONICS
                                                                            -------------------
                                                    HISTORICAL         OPERATIONS           INTEREST             PRO FORMA
                                                    ----------         ----------           --------             ---------
                                                       (4)                 (2)                 (3)
Sales                                             $   561,203           (30,521)                   -               530,682
Cost of products sold                                 379,520           (25,009)                   -               354,511
Depreciation                                           14,758              (304)                   -                14,454
Selling, general and administrative expenses          103,936            (6,860)                   -                97,076
Nonrecurring charges                                    6,200            (5,200)                   -                 1,000
Amortization of intangibles                            32,172                 -                    -                32,172
                                                   ----------           -------                -----            ----------
          Operating income                             24,617             6,852                    -                31,469
                                                   ----------           -------                -----            ----------
Other income (expense):
  Interest expense                                    (19,546)                -                1,111               (18,435)
  Interest income                                       1,577                 -                    -                 1,577
  Other income, net                                    12,126                 -                    -                12,126
                                                   ----------           -------                -----            ----------
                                                      (5,843)                 -                1,111                (4,732)
                                                   ----------           -------                -----            ----------
   Income before income taxes                          18,774             6,852                1,111                26,737

Income tax expense                                    (16,199)           (2,638)                (428)              (19,265)
                                                   ----------           -------                -----            ----------
          Net income                              $     2,575             4,214                  683                 7,472
                                                   ==========           =======                =====            ==========
Net income per common share and common
  share equivalent                                $      0.25                                                         0.74
                                                   ==========                                                   ==========
Weighted average number of common shares
  outstanding and common share equivalents         10,132,174                                                   10,132,174
                                                   ==========                                                   ==========
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                                      F-3



The notes to the pro forma unaudited condensed consolidated statements of operations and balance sheet follow:

(1) To record the sale of Rolodex Electronics as of June 30, 1996. The estimated net proceeds are utilized to reduce the Company's outstanding debt. Certain accounts receivable from Rolodex Electronics were retained by the Company for collection.

(2) To record the effect on sales and costs and expenses assuming Rolodex Electronics was sold at the beginning of the period presented. Since no Reorganization Goodwill had been allocated to Rolodex Electronics, the sale had no effect on goodwill amortization in 1995.

(3) To record the reduced interest expense and related income tax expense, as applicable, assuming the net proceeds were applied to reduce the Company's outstanding debt at the beginning of the period.

(4) During 1995 Rolodex Electronics recorded a provision for approximately $4.6 million relating to an additional valuation allowance for customer returns and uncollectible accounts receivable to recognize a number of open and unresolved customer chargebacks primarily originating in prior years and also recorded a $0.6 million writeoff of obsolete electronics tooling.

                                  EXHIBIT INDEX

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 EXHIBIT NO.                           DESCRIPTION                                     PAGE
     2(j)             Asset Purchase Agreement, dated as of October 4, 1996,
                      between the Company and Franklin Electronic Publishers,
                      Inc. and List of Omitted Schedules.

     20               Press release of the Company issued October 4, 1996.

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